United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company's 2023 Annual Meeting held on May 11, 2023, the following matters were voted upon and the results of the vote were as follows:

1.)    To elect seven directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until their successor is duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. Each of the seven nominees for director were elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-votes
Heather E. Brilliant	2,122,545	24,942	6,521	509,309
Richard S. Cooley	2,119,480	27,417	7,111	509,309
James F. Laird	2,094,220	55,227	4,561	509,309
Paula R. Meyer	2,104,014	42,404	7,590	509,309
Nicole R. St. Pierre	2,104,228	42,761	7,019	509,309
L'Quentus Thomas	2,104,621	29,803	19,584	509,309
Mark Zinkula	2,131,768	14,854	7,386	509,309

2.)    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The ratification of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
2,635,980	25,236	2,101

3.)    To approve, on an advisory basis, the 2022 compensation of the Company's named executive officers. The compensation of the Company's named executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,051,288	95,195	7,525	509,309

3.)    To select, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. One year was selected as the frequency of future advisory votes on the compensation of the Company's named executive officers, and the voting results are set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
1,874,468	2,769	273,639	3,132	509,309

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	May 11, 2023	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer